Federal Home Loan Bank Advances and Other Short-Term Borrowings	12 Months Ended
Dec. 31, 2022
Federal Home Loan Banks [Abstract]
Federal Home Loan Bank Advances and Other Short-Term Borrowings	Federal Home Loan Bank Advances and Other Short-Term Borrowings
The Company has advances outstanding with the Federal Home Loan Bank of Atlanta of $343.1 million and $275 million at December 31, 2022 and 2021, respectively. At December 31, 2022, the interest rate on this debt ranged from 4.13% to 4.57%. At December 31, 2021, the interest rate on this debt ranged from 0.1800% to 0.7725%. The weighted average interest rate at December 31, 2022 and 2021 was 4.422% and 0.545%, respectively. The average balance outstanding during 2022 and 2021 was $269.5 million and $227.0 million, respectively.
Each advance is payable at its maturity date, with a prepayment penalty for fixed rate advances. The Company has available an $875.3 million line of credit with the Federal Home Loan Bank of Atlanta. Advances on the line are secured by both securities and loans. The amount of securities and loans pledged against the line as of  December 31, 2022 and December 31, 2021 was $698.1 million and $637.2 million, respectively.
The contractual maturities of this debt as of December 31, 2022 are as follows (in thousands):

Due in 2023	$243,100
Due in 2024	100,000
$343,100
Federal funds purchased
The Bank has unsecured federal fund lines of credit from correspondent banking relationships, which can provide up to $90 million in liquidity. There were no borrowings of federal fund lines of credit outstanding at December 31, 2022 or 2021.